UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 22, 2022

INMUNE BIO INC.
(Exact name of registrant as specified in charter)

Nevada	001-38793	47-5205835
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

225 NE Mizner Blvd, Suite 640, Boca Raton FL 33432

(Address of Principal Executive Offices) (Zip Code)

(858) 964 3720

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per shares	INMB	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mart if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On March 22, 2022, INmune Bio, Inc. (the Company”) entered into a Securities Purchase Agreement with accredited investors (the “Securities Purchase Agreement”). Pursuant to the Securities Purchase Agreement, the Company sold (the “Offering”) an aggregate of 82,900 shares (“shares”) of its common stock at a price per share of $8.43 (which was the closing price of the Company’s common stock on March 22, 2021) for gross proceeds of $698,847.

The investors in the Offering included Dr. Raymond J. Tesi, the Company’s Chief Executive Officer and a member of the Company’s board of directors, who purchased 23,724 shares in the Offering, David Moss, the Company’s Chief Financial Officer, Secretary and Treasurer, who purchased 17,793 Shares in the Offering, Mark Lowdell, the Company’s Chief Scientific Officer, who purchased 23,590 Shares in the Offering; and J. Kelly Ganjei, a member of the Company’s board of directors, who purchased 17,793 Shares in the Offering.

The foregoing description of the Securities Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text thereof, which is filed as an exhibit to this Current Report on Form 8-K.

Item 3.02 Unregistered Sales of Equity Securities

See Item 1.01 which is incorporated by reference, in its entirety, into this Item 3.02.

The Shares sold in the Offering described in Item 1.01 above were not registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any state, and were offered and sold in reliance on the exemption from registration afforded by Section 4(a)(2) and Rule 506(b) of Regulation D promulgated under the Securities Act, since, among other things, the transactions did not involve a public offering and the securities were acquired for investment purposes only and not with a view to or for sale in connection with any distribution thereof.

Item 9.01 Financial Statements and Exhibits.

(d)

The following exhibits are being filed herewith.

Exhibit No	Description

10.1	Form of Securities Purchase Agreement

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INMUNE BIO INC.

Date: March 24, 2022	By:	/s/ David Moss
David Moss
Chief Financial Officer

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